SUPPLEMENT DATED AUGUST 24, 2009
TO
PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION ("SAIs")
REFERRED TO BELOW

THE INTEGRITY FUNDS	INTEGRITY MANAGED PORTFOLIOS
Williston Basin/Mid-North America Stock Fund	Kansas Municipal Fund
Integrity Growth & Income Fund	Kansas Insured Intermediate Fund
Integrity High Income Fund	Maine Municipal Fund
Prospectus and SAI dated May 1, 2009	Nebraska Municipal Fund
New Hampshire Municipal Fund
INTEGRITY FUND OF FUNDS, INC.	Oklahoma Municipal Fund
Prospectus and SAI dated May 1, 2009	Prospectus and SAI dated November 30, 2008

The three series of The Integrity Funds listed above, the six series of Integrity Managed Portfolios listed above and Integrity Fund of Funds, Inc. are collectively referred to as the "Funds."

TRANSACTION WITH CORRIDOR INVESTORS, LLC COMPLETED ON JULY 31, 2009

Corridor Investors, LLC ("Corridor"), located at 1 Main Street North, Minot, North Dakota 58703, is a North Dakota limited liability company that was organized in January 2009 by Robert E. Walstad, the chairman of the Board of Directors of Integrity Fund of Funds, Inc. and the Board of Trustees of The Integrity Funds and Integrity Managed Portfolios (each, a "Board"), and Shannon D. Radke, president of Viking Fund Management, LLC ("Viking") and Viking Mutual Funds. Mr. Walstad and Mr. Radke are Governors of Corridor, and Mr. Radke is the President and Chief Executive Officer of Corridor. On March 6, 2009, Viking and Corridor entered into an agreement (the "Corridor Agreement") with Integrity Mutual Funds, Inc. ("Integrity") and Integrity Money Management, Inc. ("Integrity Money Management"), among others, to complete certain transactions (collectively, the "Transaction"), certain of which are described below. The Transaction was completed on July 31, 2009.

Prior to the closing of the Transaction, Integrity Money Management served as investment adviser to the Funds. Pursuant to the Corridor Agreement, Integrity (as seller) generally sold its mutual fund services business to Corridor and Viking (collectively, as buyer). More specifically, Corridor and Viking acquired, among other things, certain assets of Integrity Money Management and Viking became a wholly-owned subsidiary of Corridor. Integrity Funds Distributor, Inc. (the Funds' principal underwriter) and Integrity Fund Services, Inc. (the Funds' transfer agent and accounting and administrative services provider) also became wholly-owned subsidiaries of Corridor as a result of the Transaction.

To complete the Transaction, numerous conditions needed to be met, including shareholder approval of advisory contracts with Viking. Shareholders approved, among other things, advisory contracts with Viking at meetings held on June 29, 2009 (and, for certain Funds, at meetings adjourned to July 24, 2009) (collectively, the "Shareholder Meetings").

With the completion of the Transaction, Corridor now provides investment advisory, distribution and other services to the Funds, as well as to the four series of Viking Mutual Funds, primarily through its subsidiaries, including Viking, Integrity Funds Distributor, Inc. and Integrity Fund Services, Inc.

The purpose of this Supplement is to update certain information set forth in the Funds' Prospectuses and SAIs to reflect changes that have occurred as a result of the Transaction and the matters approved at the Shareholder Meetings. The information set forth in each Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

A.	New Investment Adviser for Each Fund: Viking Fund Management, LLC

Viking, a registered investment adviser under the Investment Advisers Act of 1940, as amended, located at 1 Main Street North, Minot, North Dakota 58703, is now the investment adviser for each Fund. Viking has served as investment adviser to the four series of Viking Mutual Funds since their inception. At their respective Shareholder Meetings, the shareholders of each Fund approved a new investment advisory agreement (each, a "New Agreement") with Viking for their Fund. Prior to the Shareholder Meetings, each Board approved the respective New Agreements at meetings held on March 6, 2009 and March 11, 2009. Currently, the same personnel, including portfolio managers, who managed each Fund under a prior investment advisory agreement with Integrity Money Management (each, a "Prior Agreement"), continue to manage the Funds, but they are now employees of Viking. In addition, the fee rates paid by each Fund to Viking under the New Agreements are the same as those that were paid to Integrity Money Management under the respective Prior Agreement. Certain updated information pertaining to the Funds' New Agreements and expense limitation arrangements is set forth below:

Integrity Fund of Funds, Inc.

1)

As described on page 5 of the Prospectus and page B-15 of the SAI, prior to the completion of the Transaction, Integrity Money Management contractually agreed to maintain expense levels of the Fund (not including fees and expenses of the funds in which the Fund invests (referred to as "acquired fund fees and expenses") and extraordinary and non-recurring expenses) until December 31, 2009 for the Fund so that the net annual operating expenses (excluding acquired fund fees and expenses and extraordinary and non-recurring expenses) do not exceed 1.65% of average daily net assets. Viking has agreed to maintain the Fund's expenses at the same level (subject to the same exclusions) until July 31, 2010. However, after the expiration of the initial term, no assurance can be given that Viking will, and it is not required to, continue to enter into any expense limitation agreements.

	2)	The last two paragraphs on page B-15 of the SAI, under the heading "Management of the Fund--Investment Adviser" are replaced with the following:

The Investment Advisory Agreement with the Fund provides that the Investment Adviser is not generally liable to, among others, the Fund or to any holder of the Fund's shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement continues in effect from year to year as long as its continuation is approved at least annually by a majority of the Directors of the Fund who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party and by either the shareholders or the Board of Directors. The Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the Fund upon a vote of a majority of the Directors of the Fund or by a vote of the majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or upon 60 days' written notice by the Investment Adviser, and will terminate automatically upon assignment (as defined in the 1940 Act).

Integrity Managed Portfolios

Each Prior Agreement contained certain expense payment provisions (the "Prior Expense Provisions") as described on pages 29 and 37 of the Prospectus and page B-25 of the SAI. Under the Prior Expense Provision for each Fund, other than the Kansas Insured Intermediate Fund, Integrity Money Management agreed to pay all expenses of the respective Fund, including the Fund's management and investment advisory fee and the Fund's dividend disbursing, administrative and accounting services fees (but excluding taxes and brokerage fees and commissions, if any) that exceeded 1.25% of the Fund's average daily net assets on an annual basis up to the amount of the management and investment advisory fee. Under the Prior Expense Provision for the Kansas Insured Intermediate Fund, Integrity Money Management agreed to pay all expenses of such Fund, including such Fund's management and investment advisory fee and such Fund's dividend disbursing, administrative and accounting services fees (but excluding taxes and brokerage fees and commissions, if any) that exceeded 0.75% of such Fund's average daily net assets on an annual basis. None of the New Agreements includes a provision similar to the Prior Expense Provisions; however, for an initial term until July 31, 2010, Viking has agreed with respect to each Fund to waive fees or reimburse expenses to maintain the Fund's expense levels at levels that are equal to, or lower than, the percentages in the respective Prior Expense Provisions. However, after the expiration of the initial term, no assurance can be given that Viking will, and it is not required to, continue to enter into any expense limitation agreements.

The Integrity Funds

1)

As described on page 22 of the Prospectus and page B-32 of the SAI, Integrity Money Management contractually agreed to waive its management fee and reimburse expenses (other than extraordinary and non-recurring expenses and acquired fund fees and expenses), until December 31, 2009 (for the Williston Basin/Mid-North America Stock Fund) and until March 31, 2010 (for the Integrity Growth & Income Fund and Integrity High Income Fund) so that the Funds' net annual operating expenses did not exceed the following annual rates (as a percentage of average daily net assets):

			Williston Basin/Mid-North America Stock Fund	1.50%
			Integrity Growth& Income Fund	1.60%
			Integrity High Income Fund (Class A)	1.60%
			Integrity High Income Fund (Class C)	2.35%

Viking has agreed to maintain each Fund's expense levels at the percentages shown above until July 31, 2010. However, after the expiration of the initial term, no assurance can be given that Viking will, and it is not required to, continue to enter into any expense limitation agreements.

	2)	The last paragraph on page B-31 of the SAI and the first two paragraphs on page B-32 of the SAI under the heading "Investment Adviser" are replaced with the following:

Each Investment Advisory Agreement provides that the Investment Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund. In performing its investment management services to a Fund, the Investment Adviser has agreed to provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

Except for certain expenses that have been specifically allocated to the Investment Adviser, the Investment Adviser is not required to pay any expenses of the Funds or the Trust.

	3)	The last paragraph on page B-32 of the SAI is deleted, and the first two paragraphs on page B-33 of the SAI under the heading "Investment Adviser" are replaced with the following:

The Investment Advisory Agreement with each Fund continues in effect for an initial term not exceeding two years and then from year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any party and by either the shareholders or the Board of Trustees. Each Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the relevant Fund upon a vote of a majority of the Trustees or by a vote of the majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or upon 60 days' written notice by the Investment Adviser, and will terminate automatically upon assignment (as defined in the 1940 Act).

The Investment Advisory Agreements provide that the Investment Adviser is not generally liable to, among others, the relevant Fund, the Trust or to any holder of the Fund's shares, for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the applicable Investment Advisory Agreement.

B.	Approval of "Manager-of-Managers" Structure

Under each New Agreement, Viking is authorized, at its own expense, to enter into a sub‑advisory agreement with a sub-adviser with respect to the respective Fund. If the investment adviser delegates portfolio management duties to a sub‑adviser, the 1940 Act generally requires that the sub-advisory agreement between the adviser and the sub-adviser be approved by the Board and by Fund shareholders. Specifically, Section 15 of the 1940 Act, in relevant part, makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, except pursuant to a written contract that has been approved by shareholders.

At the Shareholder Meetings, shareholders of each Fund approved a "manager-of-managers" structure for their Fund. However, the structure will not be implemented until relief permitting such a structure is provided by the Securities and Exchange Commission ("SEC"). Unless necessary relief is provided by an exemptive rule in the future, the Funds will need to apply to the SEC for exemptive relief and obtain an order. The Funds intend to apply for exemptive relief and obtain an order so that the manager-of-managers structure may be implemented for each Fund. In 2005, Integrity Money Management and The Integrity Funds obtained from the SEC an order that permitted Integrity Money Management to enter into new sub-advisory agreements with unaffiliated sub-advisers and to change the terms of existing sub-advisory agreements with unaffiliated sub-advisers without first obtaining shareholder approval; however, with the closing of the Transaction, such funds may no longer be able to rely on the order.

A manager-of-managers structure would generally permit Viking to enter into, and materially amend, sub-advisory agreements with any unaffiliated sub-advisers retained by Viking subject to approval by the respective Board, but WITHOUT obtaining shareholder approval.

C.	Fund Management

1)

At their Shareholder Meetings, shareholders of The Integrity Funds elected the Trustees identified on pages B-27 to B-28 of the applicable SAI to the Board, and shareholders of Integrity Managed Portfolios elected the Trustees identified on pages B-18 to B-20 of the applicable SAI to the Board. At their Shareholder Meeting, shareholders of Integrity Fund of Funds, Inc. elected each Director identified on pages B-17 to B-20 of the its SAI to the Board except for Peter A. Quist, who had previously announced his resignation from the Board, effective upon the election of the nominees at the Shareholder Meeting. Each Trustee and Director currently oversees a "Fund Complex" consisting of 14 funds, including the Funds and the four series of Viking Mutual Funds.

	2)	Information concerning officers of Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios in the respective Prospectus and SAI is revised to reflect the following:

•

Robert A. Walstad has resigned as Interim President and Shannon D. Radke has been appointed as President. Mr. Walstad remains as Chairman of each Board, as a Trustee of The Integrity Funds and Integrity Managed Portfolios and as a Director of Integrity Fund of Funds, Inc. He is an "interested person" of the Funds by virtue of his ownership of a membership interest in Corridor. He is also a Governor of Corridor.

		•	The following information pertaining to Shannon D. Radke is added to each SAI:

OFFICERS
Shannon D. Radke 1 N. Main St. Minot, ND 58703 Birth date: September 7, 1966

Principal occupation(s): Governor, CEO and President (2009 to present): Corridor Investors, LLC; Governor and President (1998-present): Viking Fund Management, LLC; Director and President (2009 to present): Integrity Fund Services, Inc. and Integrity Funds Distributor, Inc.; President (1999-2009): Viking Fund Distributors, LLC; Treasurer and Trustee (1999-2009) and President (1999-present): Viking Mutual Funds; President (2009-present): Integrity Fund of Funds, Inc., The Integrity Funds and Integrity Managed Portfolios

		•	Peter A. Quist has resigned as Secretary, but remains as Vice President. As of the date of this Supplement, no successor to Mr. Quist as Secretary has been appointed.

•

Shannon D. Radke (President), Peter A. Quist, (Vice President), Adam C. Forthun (Treasurer) and Brent M. Wheeler (Mutual Fund Chief Compliance Officer) each own membership interests in Corridor (the parent company of Viking, Integrity Fund Services, Inc. and Integrity Funds Distributor, Inc.). Mr. Radke and Mr. Quist are also Governors of Corridor. In addition, Mr. Radke is an officer of Corridor, an officer and a Governor of Viking, and an officer and a Director of Integrity Fund Services, Inc. and Integrity Funds Distributor, Inc.

D.	New Investment Sub-Advisory Agreement for Integrity High Income Fund only.

Prior to the closing of the Transaction, J.P. Morgan Investment Management Inc. ("JPMIM") served as sub-adviser to the Integrity High Income Fund pursuant to an investment sub-advisory agreement that was approved by Fund shareholders on September 10, 2008 (the "Prior Sub-Advisory Agreement"). In connection with the Transaction, the Prior Sub-Advisory Agreement terminated under applicable securities law provisions. At its Shareholder Meeting, shareholders of the Fund approved a new sub-advisory agreement (the "New Sub-Advisory Agreement") between Viking and JPMIM. The fee rate paid to JPMIM by Viking under the New Sub-Advisory Agreement is the same as the fee rate paid to JPMIM by Integrity Money Management under the Prior Sub-Advisory Agreement. In addition, the same portfolio managers who served the Fund under the Prior Sub-Advisory Agreement are currently continuing to do so under the New Sub-Advisory Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.